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                                                                    Exhibit 10.5

                                                                  EXECUTION COPY

                             PPSA SECURITY AGREEMENT

                            DATED AS OF JULY 30, 2004

                                      AMONG

                THE CREDIT PARTIES FROM TIME TO TIME PARTY HERETO

                                       AND

                            NATIONAL BANK OF CANADA,
                          AS CANADIAN COLLATERAL AGENT

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                                TABLE OF CONTENTS

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                                                                                                              PAGE
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
  Section 1.01       Terms Defined in the Finance Documents......................................................2
  Section 1.02       Terms Defined in the PPSA...................................................................2
  Section 1.03       Additional Definitions......................................................................2
  Section 1.04       Terms Generally.............................................................................9
  Section 2.01       Grant of Security Interests.................................................................9
  Section 2.02       Continuing Liability of Each Canadian Credit Party.........................................10
  Section 2.03       Security Interests Absolute................................................................11
  Section 2.04       Segregation of Proceeds; Cash Proceeds Account.............................................12
  Section 2.05       Reinvestment Funds Account.................................................................13
  Section 2.06       LC Cash Collateral Account.................................................................15
  Section 2.07       Investment of Funds in Collateral Accounts.................................................16
  Section 2.08       Leases; Non-Assignable Contracts...........................................................16
  Section 3.01       Title to Collateral........................................................................16
  Section 3.02       Validity, Perfection and Priority of Security Interests....................................17
  Section 3.03       Receivables................................................................................17
  Section 3.04       No Consents................................................................................18
  Section 3.05       Deposit and Securities Accounts............................................................18
  Section 4.01       Delivery of Perfection Certificate; Initial Perfection and Delivery of Search Reports......18
  Section 4.02       Change of Name, Identity, Structure or Location; Subjection to Other Security Agreements...19
  Section 4.03       Further Actions............................................................................19
  Section 4.04       Collateral in Possession of Other Persons, Leased Real Property Locations..................19
  Section 4.05       Books and Records..........................................................................20
  Section 4.06       Delivery of Instruments, Etc...............................................................20
  Section 4.07       Collection and Verification of Receivables.................................................20
  Section 4.08       Notification to Account Debtors............................................................21
  Section 4.09       Disposition of Collateral..................................................................21
  Section 4.10       Insurance..................................................................................21
  Section 4.11       Information Regarding Collateral...........................................................22
  Section 4.12       Covenants Regarding Intellectual Property..................................................22
  Section 4.13       Deposit Accounts and Securities Accounts...................................................24
  Section 4.14       Modification of Assigned Agreements, Etc...................................................25
  Section 5.01       General Authority..........................................................................25
  Section 5.02       Remedies upon Event of Default.............................................................26
  Section 5.03       Limitation on Duty of Canadian Collateral Agent in Respect of Collateral...................29
  Section 5.04       Application of Proceeds....................................................................30
  Section 5.05       Assigned Agreements........................................................................31
  Section 6.01       Concerning the Canadian Collateral Agent...................................................31
  Section 6.02       Appointment of Co-Agent....................................................................32
  Section 7.01       Notices....................................................................................32
  Section 7.02       No Waivers; Non-Exclusive Remedies.........................................................32
  Section 7.03       Compensation and Expenses of the Canadian Collateral Agent; Indemnification................33
  Section 7.04       Enforcement................................................................................35
  Section 7.05       Amendments and Waivers.....................................................................35
  Section 7.06       Successors and Assigns.....................................................................35
  Section 7.07       Governing Law..............................................................................36
  Section 7.08       Limitation of Law; Severability............................................................36
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
  Section 7.09       Counterparts; Effectiveness................................................................36
  Section 7.10       Additional Canadian Credit Parties.........................................................36
  Section 7.11       Termination................................................................................37
  Section 7.12       Entire Agreement...........................................................................37
  Section 7.13       Conflict...................................................................................37
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SCHEDULES:

Schedule 3.05   -      Schedule of Deposit Accounts, Individual Stock Accounts
                       and Securities Accounts
Schedule 4.01   -      Schedule of Filings Made to Perfect Security Interests

EXHIBITS:

Exhibit A       -      Form of Deposit Account Control Agreement
Exhibit B       -      Form of Landlord's Waiver and Consent

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                PPSA SECURITY AGREEMENT dated as of July 30, 2004 (as amended, modified or supplemented from time to time, this "AGREEMENT") among the Canadian Credit Parties from time to time party hereto and National Bank of Canada, as Canadian Collateral Agent for the benefit of the Finance Parties referred to herein.

        THE JEAN COUTU GROUP (PJC) INC., a company formed and existing under the laws of the Province of Quebec (together with its successors and permitted assigns, the "PARENT BORROWER"), proposes to enter into a Credit Agreement dated as of July 30, 2004 (as amended, restated, modified or supplemented from time to time and including any agreement extending the maturity of, refinancing or otherwise restructuring all or any portion of the obligations of the Parent Borrower under such agreement or any successor agreement, the "CREDIT AGREEMENT") among the Parent Borrower, THE JEAN COUTU GROUP (PJC) USA, INC., a corporation formed and existing under the laws of the State of Delaware (the "U.S. BORROWER") and, together with the Parent Borrower, the "BORROWERS"), the banks and other financial institutions from time to time party thereto (the "LENDERS"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Global Transaction Coordinator, DEUTSCHE BANK SECURITIES INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and NATIONAL BANK FINANCIAL INC., as U.S. Joint Lead Arrangers, DEUTSCHE BANK SECURITIES INC. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as U.S. Joint Bookrunners, NATIONAL BANK FINANCIAL INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and DEUTSCHE BANK SECURITIES INC., as Canadian Joint Lead Arrangers and as Canadian Joint Bookrunners, NATIONAL BANK OF CANADA, as the Canadian Administrative Agent, DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Term B Administrative Agent, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and NATIONAL BANK OF CANADA, as U.S. Co-Syndication Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and DEUTSCHE BANK SECURITIES INC., as Canadian Co-Syndication Agents.

        Certain Lenders and their affiliates acting as Derivatives Creditors (as defined in the Credit Agreement) may from time to time provide forward rate agreements, options, swaps, caps, floors and other Derivatives Agreements (as defined in the Credit Agreement) to the Credit Parties. The Lenders, each Issuing Lender, each Swingline Lender, the Administrative Agents, the Co-Syndication Agents, the Global Transaction Coordinator, the U.S. Joint Lead Arrangers, the Canadian Joint Lead Arrangers, the U.S. Collateral Agent, the Canadian Collateral Agent, as collateral agent for the benefit of the Lenders (together with its successor or successors in such capacity, the "CANADIAN COLLATERAL AGENT"), each Indemnitee and each Derivatives Creditor and their respective successors and assigns are herein referred to individually as a "FINANCE PARTY" and collectively as the "FINANCE PARTIES".

        To induce the Lenders to enter into the Credit Agreement and the other Senior Finance Documents (as defined in the Credit Agreement) and the Derivatives Creditors to enter into the Derivatives Agreements constituting Finance Documents under the Credit Agreement (collectively with the Senior Finance Documents and the Derivatives Agreements evidencing Derivatives Obligations (as hereinafter defined) permitted under the Credit Agreement, the "FINANCE DOCUMENTS"), and as a condition precedent to the obligations of the Finance Parties thereunder, the Parent Borrower and certain of its subsidiaries (each a "GUARANTOR" and, collectively, the "GUARANTORS") have agreed, jointly and severally, to provide a guaranty of all obligations of the Borrowers and the other Credit Parties under or in respect of the Finance Documents.

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        As a further condition precedent to the obligations of the Lenders and the Derivatives Creditors under the Senior Finance Documents, the Parent Borrower and each Canadian Subsidiary Guarantor (each a "CANADIAN CREDIT PARTY" and, together with each other person that becomes a party hereto pursuant to
Section 7.10 hereof and the respective successors and permitted assigns of each of the foregoing, the "CANADIAN CREDIT PARTIES") has agreed or will agree to grant a continuing security interest in favor of the Canadian Collateral Agent in and to the Collateral (as hereinafter defined) to secure the Finance Obligations (as defined in the Credit Agreement). Accordingly, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        SECTION 1.01   TERMS DEFINED IN THE FINANCE DOCUMENTS

        Capitalized terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

        SECTION 1.02   TERMS DEFINED IN THE PPSA

        Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, the following terms, together with any uncapitalized terms used herein which are defined in the PPSA (as defined below), have the respective meanings provided in the PPSA: (i) Chattel Paper; (ii) Document of Title; (iii) Goods; (iv) Instrument; (v) Money; (vi) Proceeds and (vii) Security.

        SECTION 1.03   ADDITIONAL DEFINITIONS

        Terms defined in the introductory section hereof have the respective meanings set forth therein. The following additional terms, as used herein, have the following respective meanings:

        "ACCOUNT CONTROL AGREEMENT" means (i) with respect to a Deposit Account, a deposit account control agreement, substantially in the form of EXHIBIT A hereto or otherwise containing similar terms and reasonably acceptable in form and substance to the Canadian Collateral Agent, among one or more Canadian Credit Parties, the Canadian Collateral Agent and the Financial Intermediary which maintains such Deposit Account and (ii) with respect to a Securities Account, a securities account control agreement, substantially in the form of EXHIBIT A to the Pledge Agreement or otherwise containing similar terms and reasonably acceptable in form and substance to the Canadian Collateral Agent, among one or more Canadian Credit Parties, the Canadian Collateral Agent and the Financial Intermediary which maintains such Securities Account, in each case as the same may be amended, restated, modified or supplemented from time to time.

        "ASSIGNED AGREEMENTS" means with respect to each Canadian Credit Party those contracts and agreements of such Canadian Credit Party identified in or pursuant to Section VI of such Canadian Credit Party's Perfection Certificate, as the same may be amended, modified or supplemented from time to time, and all supporting obligations of any kind given by any Person with respect to all or any of the foregoing.

        "CANADIAN SUBSIDIARY GUARANTOR" means each Subsidiary of the Parent Borrower existing on the Closing Date (other than a U.S. Subsidiary Guarantor or a Foreign Subsidiary) and each Subsidiary

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of the Parent Borrower (other than a U.S. Subsidiary Guarantor or a Foreign
Subsidiary, except to the extent otherwise provided in Section 6.10 of the Credit Agreement) that becomes a party to a Guaranty guaranteeing the obligations of the Borrowers after the Closing Date (by execution of an Accession Agreement referring to such Guaranty or otherwise), and "Canadian Subsidiary Guarantors" means any two or more of them.

        "CASH PROCEEDS ACCOUNT" has the meaning set forth in Section 2.04(a) of this Agreement.

        "COLLATERAL" has the meaning set forth in Section 2.01 of this Agreement.

        "COLLATERAL ACCOUNTS" means one or more of the Cash Proceeds Account, the LC Cash Collateral Account, the Reinvestment Funds Account and any other Securities Accounts or Deposit Accounts established with or in the possession or under the control of the Canadian Collateral Agent (including Individual Store Accounts) into which cash or cash Proceeds (including cash Proceeds of insurance policies, awards of condemnation or other compensation) of any Collateral are deposited from time to time, collectively.

        "COMPUTER HARDWARE" means all computer and other electronic data processing hardware of a Canadian Credit Party, whether now or hereafter owned, licensed or leased by such Canadian Credit Party, including, without limitation, all integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware, all documentation, flowcharts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes associated with any of the foregoing and all options, warranties, services contracts, program services, test rights, maintenance rights, support rights, renewal rights and indemnifications relating to any of the foregoing.

        "COPYRIGHT" means any of the following, whether now existing or hereafter arising, created or acquired:

                (i)    the Canadian and foreign copyrights described on
     SCHEDULE V to any Canadian Credit Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time) and any renewals thereof;

                (ii) all other common law and/or statutory rights in all copyrightable subject matter under the Laws of Canada or any other country (whether or not the underlying works of authorship have been published);

                (iii) all registrations and applications for registration of any such copyright in Canada or any other country, including registrations, recordings, supplemental, derivative or collective work registrations and pending applications for registrations in the Copyright Office of the Canadian Intellectual Property Office or any other country;

                (iv) all computer programs, web pages, computer data bases and computer program flow diagrams, including all source codes and object codes related to any or all of the foregoing;

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                (v)    all tangible property embodying or incorporating any or
     all of the foregoing, whether in completed form or in some lesser state of completion, and all masters, duplicates, drafts, versions, variations and copies thereof, in all formats;

                (vi) all claims for, and rights to sue for, past, present and future infringement of any of the foregoing;

                (vii) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past, present or future infringements thereof and payments and damages under all Copyright Licenses in connection therewith;

                (viii) all rights in any of the foregoing, whether arising under the Laws of Canadian or any foreign country or otherwise, to copy, record, synchronize, broadcast, transmit, perform and/or display any of the foregoing or any matter which is the subject of any of the foregoing in any manner and by any process now known or hereafter devised; and

                (ix) the name and title of each Copyright item and all rights of any Canadian Credit Party to the use thereof, including, without limitation, rights protected pursuant to trademark, service mark, unfair competition, anti-cybersquatting and/or the rules and principles of any other applicable statute, common law or other rule or principle of law now existing or hereafter arising.

        "COPYRIGHT LICENSE" means any agreement now or hereafter in existence granting to any Canadian Credit Party any rights, whether exclusive or non-exclusive, to use another Person's copyrights or copyright applications, or pursuant to which any Canadian Credit Party has granted to any other Person, any right, whether exclusive or non-exclusive, with respect to any Copyright, whether or not registered, including, without limitation, the Copyright Licenses described on SCHEDULE V to any Canadian Credit Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time).

        "DEPOSIT ACCOUNTS" means all demand, time, savings, passbook or similar accounts maintained by a Canadian Credit Party with a Financial Intermediary, whether or not evidenced by an Instrument, all cash and other funds held therein and all passbooks related thereto and all certificates and Instruments, if any, from time to time representing, evidencing or deposited into such deposit accounts.

        "DERIVATIVES OBLIGATIONS" of any Person means all obligations (including, without limitation, any amounts which accrue after the commencement of any bankruptcy or insolvency proceeding with respect to such Person, whether or not allowed or allowable as a claim under any bankruptcy or insolvency proceeding) of such Person in respect of any Derivatives Agreement, excluding any amounts which such Person is entitled to set-off against its obligations under applicable Law.

        "DIRECT EXPOSURE" has the meaning set forth in Section 2.06 of this Agreement.

        "EQUIPMENT" has the meaning set forth in Section 2.01 of this Agreement.

        "EXEMPT DEPOSIT ACCOUNTS" means Deposit Accounts the balance of which consists exclusively of (i) withheld income taxes, federal, provincial or local employment taxes in such amounts

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as are required in the reasonable judgment of the Parent Borrower to be paid to the federal, provincial or local government authorities within the following two months with respect to employees of any of the Credit Parties or (ii) amounts required to be paid over to the Canada Pension Plan, Regie des rentes du Quebec or under the EMPLOYMENT INSURANCE ACT (Canada)

        "FINANCE OBLIGATIONS" means:

                (i)    all Senior Obligations and

                (ii) all Derivatives Obligations permitted under the Credit Agreement owed or owing to any Derivatives Creditor,

in each case whether now or hereafter due, owing or incurred in any manner, whether actual or contingent, whether incurred solely or jointly with any other Person and whether as principal or surety (and including all liabilities in connection with any notes, bills or other instruments accepted by any Finance Party in connection therewith), together in each case with all renewals, modifications, consolidations or extensions thereof.

        "FINANCIAL INTERMEDIARY" means a Person, including a bank, other financial institution or broker, that in the ordinary course of its business maintains banks accounts or Securities Accounts for others.

        "INDIVIDUAL STORE ACCOUNTS" means Deposit Accounts, the balance of which consists exclusively of a single retail store's receipts that is in the ordinary course of the business swept daily into a concentration account.

        "INTELLECTUAL PROPERTY" means all Patents, Trademarks, Copyrights, Software, Licenses, rights in intellectual property, goodwill, trade names, service marks, trade secrets, confidential or proprietary technical and business information, know-how, show-how, domain names, mask works, customer lists, vendor lists, subscription lists, data bases and related documentation, registrations, franchises and all other intellectual or other similar property rights.

        "INVENTORY" has the meaning set forth in Section 2.01 of this Agreement.

        "LICENSE" means any Patent License, Trademark License, Copyright License, Software License or other license or sublicense as to which any Canadian Credit Party is a party.

        "LIQUID INVESTMENTS" has the meaning set forth in Section 2.07 of this Agreement.

        "LC CASH COLLATERAL ACCOUNT" has the meaning set forth in Section 2.06 of this Agreement.

        "MATERIAL REAL PROPERTY" has the meaning given to it in the Credit Agreement.

        "PATENT" means any of the following:

                (i) the Canadian and foreign patents described on SCHEDULE V to any Canadian Credit Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time) and any renewals thereof;

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                (ii)   all other letters patent and design letters patent of
     Canada or any other country;

                (iii) all applications filed or in preparation for filing for letters patent and design letters patent in Canada or any other country including, without limitation, applications in the Patent Branch of the Canadian Intellectual Property Office or in any similar office or agency of Canada or any other country or political subdivision thereof;

                (iv)   all reissues, divisions, continuations,
     continuations-in-part, revisions, renewals or extensions thereof;

                (v) all claims for, and rights to sue for, past, present or future infringement of any of the foregoing;

                (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past, present or future infringements thereof and payments and damages under all Patent Licenses in connection therewith; and

                (vii) all rights corresponding to any of the foregoing whether arising under the Laws of Canada or any foreign country or otherwise.

        "PATENT LICENSE" means any agreement now or hereafter in existence granting to any Canadian Credit Party any right, whether exclusive or non-exclusive, with respect to any Person's patent or any invention now or hereafter in existence, whether or not patentable, or pursuant to which any Canadian Credit Party has granted to any other Person, any right, whether exclusive or non-exclusive, with respect to any Patent or any invention now or hereafter in existence, whether or not patentable and whether or not a Patent or application for Patent is in or hereafter comes into existence on such invention, including, without limitation, the Patent Licenses described on
SCHEDULE V to any Canadian Credit Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time).

        "PERFECTION CERTIFICATE" means with respect to each Canadian Credit Party a certificate, substantially in the form of EXHIBIT F-1 to the Credit Agreement, completed and supplemented with the schedules and attachments contemplated thereby.

        "PERMITTED LIEN" means any Lien referred to in, and permitted by,
Section 7.02 of the Credit Agreement.

        "PPSA" means the PERSONAL PROPERTY SECURITY ACT (Ontario) as now enacted or as the same may from time to time be amended, re-enacted or replaced.

        "RECEIVABLES" has the meaning set forth in Section 2.01 of this Agreement.

        "RECORDABLE INTELLECTUAL PROPERTY" means Intellectual Property the transfer of which is required to be recorded in the Canadian Intellectual Property Office in order to be effective against subsequent third party transferees; PROVIDED that the following shall not be considered "RECORDABLE INTELLECTUAL PROPERTY" hereunder: (i) unregistered Canadian Copyrights and (ii) non-exclusive Licenses.

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        "REINVESTMENT FUNDS" has the meaning set forth in Section 2.05(a) of this Agreement.

        "REINVESTMENT FUNDS ACCOUNT" has the meaning set forth in Section 2.05(a) of this Agreement.

        "RELEVANT CONTINGENT EXPOSURE" has the meaning set forth in Section
2.06 of this Agreement.

        "REPURCHASE AGREEMENT" means (a) the Sale and Purchase Agreement which provides that the Parent Borrower will purchase the Preferred Shares the U.S. Borrower holds in JCG Holdings (USA), Inc. and will grant to the U.S. Borrower a non-assignable right to repurchase from the Parent Borrower (subject to the Jean Coutu Group Holdings (USA), LLC's right of first refusal) such Preferred Shares in whole or in part, at any time for U.S.$1,486,400,000 and any accrued but unpaid dividends and (b) the Forward Sale Agreement which provides that the U.S. Borrower will be required to purchase in 10 years from Closing the Preferred Shares for U.S.$1,486,400,000 and any accrued but unpaid dividends and any board of director's resolution and proxy statement incident thereto.

        "SECURITIES ACCOUNT" means an account to which Securities or other financial assets are or may be credited or debited.

        "SECURITY INTERESTS" means the security interests in the Collateral granted under this Agreement or any other Collateral Documents.

        "SENIOR OBLIGATIONS" means with respect to each Credit Party, without duplication:

                (i) in the case of each Borrower, all principal of and interest (including, without limitation, any interest which accrues after the commencement of any bankruptcy or insolvency proceeding with respect to, whether or not allowed or allowable as a claim under any bankruptcy or insolvency proceeding) on any Loan made to or LC Obligation or BA Reimbursement Obligation under, or any Note issued, pursuant to the Credit Agreement or any other Senior Finance Document;

                (ii) all fees, expenses, indemnification obligations, foreign currency exchange obligations and other amounts of whatever nature now or hereafter payable by such Credit Party (including, without limitation, any amounts which accrue after the commencement of any bankruptcy or insolvency proceeding with respect to such Credit Party, whether or not allowed or allowable as a claim under any bankruptcy or insolvency proceeding) pursuant to the Credit Agreement, this Agreement or any other Senior Finance Document;

                (iii) all expenses of any Finance Party as to which it has a right to reimbursement under Section 7.03(a) or Section 7.03(b) of this Agreement or under any other similar provision of any other Senior Finance Document, including, without limitation, any and all sums advanced by the Canadian Collateral Agent to preserve any Collateral or preserve its security interests in any Collateral;

                (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 7.03(c) of this Agreement, Section 10.05 of the Credit Agreement or under any other similar provision of any other Senior Finance Document; and

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                (v)    in the case of each Borrower and each Subsidiary
     Guarantor, all amounts now or hereafter payable by such Borrower or such Subsidiary Guarantor and all other obligations or liabilities now existing or hereafter arising or incurred (including, without limitation, any amounts which accrue after the commencement of any bankruptcy or insolvency proceeding with respect to any Credit Party, whether or not allowed or allowable as a claim under any bankruptcy or insolvency proceeding) on the part of such Borrower or such Subsidiary Guarantor pursuant to the Guaranty in respect of the Credit Agreement or any other Senior Finance Document;

in each case whether now or hereafter due, owing or incurred in any manner, whether actual or contingent, whether incurred solely or jointly with any other Person and whether as principal or surety (and including all liabilities in connection with any notes, bills or other instruments accepted by any Finance Party in connection therewith), together in each case with all renewals, modifications, consolidations or extensions thereof.

        "SOFTWARE" means all software programs, whether now or hereafter owned, licensed or leased by a Canadian Credit Party, designed for use on Computer Hardware, including, without limitation, all operating system software, utilities and application programs in whatever form and whether or not embedded in Goods, all source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever, all firmware associated with any of the foregoing all documentation, flowcharts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes associated with any of the foregoing, and all options, warranties, services contracts, program services, test rights, maintenance rights, support rights, renewal rights and indemnifications relating to any of the foregoing.

        "SOFTWARE LICENSE" means any agreement (including any agreement constituting a Copyright License, Patent License and/or Trademark License) now or hereafter in existence granting to any Canadian Credit Party any right, whether exclusive or non-exclusive, to use another Person's Software, or pursuant to which any Canadian Credit Party has granted to any other Person, any right, whether exclusive or non-exclusive, to use any Software, whether or not subject to any registration.

        "TRADEMARK" means any of the following:

                (i)    the Canadian and foreign trademarks described on
     SCHEDULE V to any Canadian Credit Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time) and any renewals thereof;

                (ii) all other trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, certification marks, collective marks, brand names and trade dress which are or have been used in Canada or in any province, territory or possession thereof, or in any other place, nation or jurisdiction, along with all prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law;

                (iii) the goodwill of the business symbolized thereby or associated with each of the foregoing;

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                (iv)   all registrations and applications in connection
     therewith, including, without limitation, registrations and applications in the Trademarks Office of the Canadian Intellectual Property Office or in any similar office or agency of Canada, any province or territory thereof or any other country or any political subdivision thereof;

                (v)    all reissues, extensions and renewals thereof;

                (vi) all claims for, and rights to sue for, past, present or future infringements of any of the foregoing;

                (vii) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past, present or future infringements thereof and payments and damages under all Trademark Licenses in connection therewith; and

                (viii) all rights corresponding to any of the foregoing whether arising under the Laws of Canada or any foreign country or otherwise.

        "TRADEMARK LICENSE" means any agreement now or hereafter in existence granting to any Canadian Credit Party any right, whether exclusive or non-exclusive, to use another Person's trademarks or trademark applications, or pursuant to which any Canadian Credit Party has granted to any other Person, any right, whether exclusive or non-exclusive, to use any Trademark, whether or not registered, including, without limitation, the Trademark Licenses described on
SCHEDULE V to any Canadian Credit Party's Perfection Certificate (as each such schedule may be amended, modified or supplemented from time to time) and the rights to prepare for sale, sell and advertise for sale, all of the inventory now or hereafter owned by any Canadian Credit Party and now or hereafter covered by such license agreements.

        SECTION 1.04   TERMS GENERALLY

        The definitions in Section 1.02 and Section 1.03 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Unless otherwise expressly provided herein, the word "day" means a calendar day.

                                   ARTICLE II
                               SECURITY INTERESTS

        SECTION 2.01   GRANT OF SECURITY INTERESTS

        To secure the due and punctual payment of all Finance Obligations, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms thereof and to secure the performance of all of the obligations of each Canadian Credit Party hereunder and under the other Finance Documents, each Canadian Credit Party hereby grants to the Canadian Collateral Agent for the benefit of the Finance Parties a security interest in, and each Canadian Credit Party hereby pledges and collaterally assigns to

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the Canadian Collateral Agent for the benefit of the Finance Parties, all of such Canadian Credit Party's right, title and interest in and to all now owned or held and after acquired or held personal property, assets and undertakings, of whatever nature or kind and wheresoever situated, and all Proceeds thereof and therefrom (all of which is hereinafter collectively called the "COLLATERAL") including, without limiting the generality of the foregoing:

                (i) all equipment, including, without limiting the generality of the foregoing, machinery, tools, fixtures, furniture, furnishings, chattels, motor vehicles, vessels and other tangible personal property that is not Inventory, and all parts, components, attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing (all of which is collectively called the "EQUIPMENT");

                (ii) all inventory, including, without limiting the generally of the foregoing, Goods acquired or held for sale or lease or furnished or to be furnished under contracts of rental or service, all raw materials, work in process, finished Goods, returned Goods, repossessed Goods, and all packaging materials, supplies and containers relating to or used or consumed in connection with any of the foregoing (all of which is collectively called the "INVENTORY");

                (iii) all debts, accounts, claims, demands, Money and choses in action which now are, or which may at any time hereafter be, due, owing to or accruing due to the Canadian Credit Party (all of which is collectively called the "RECEIVABLES");

                (iv) all Documents of Title, Chattel Paper, Instruments, Securities and Money, and all other Goods of the Canadian Credit Party that are not Equipment, Inventory or Receivables;

                (v) all contractual rights, goodwill, Intellectual Property, all other choses in action of the Canadian Credit Party of every kind which now are, or which may at any time hereafter be, due or owing to or owed by the Canadian Credit Party;

                (vi) all books, records, documents, papers and electronically recorded data recordings evidencing or relating to any of the Collateral;

                (vii) all other intangible property of the Canadian Credit Party not otherwise referred to in this Section 2.01; and

                (viii) all Proceeds of any Collateral in any form derived directly or indirectly from any dealing with the Collateral or that indemnifies or compensates for the loss of a damage to the Collateral.

PROVIDED, HOWEVER that the Collateral shall not include any Exempt Deposit Accounts.

        SECTION 2.02   CONTINUING LIABILITY OF EACH CANADIAN CREDIT PARTY

        Anything herein to the contrary notwithstanding, each Canadian Credit Party shall remain liable to observe and perform all the terms and conditions to be observed and performed by it under any contract, agreement, warranty or other obligation with respect to the Collateral. Neither the Canadian Collateral Agent nor any Finance Party shall have any obligation or liability under any such contract, agreement, warranty or obligation by reason of or arising out of this Agreement or the receipt by the

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Canadian Collateral Agent or any Finance Party of any payment relating to any
Collateral, nor shall the Canadian Collateral Agent or any Finance Party be required to perform or fulfill any of the obligations of any Canadian Credit Party with respect to any of the Collateral, to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of the performance of any party's obligations with respect to any Collateral. Furthermore, neither the Canadian Collateral Agent nor any Finance Party shall be required to file any claim or demand to collect any amount due or to enforce the performance of any party's obligations with respect to the Collateral.

        SECTION 2.03   SECURITY INTERESTS ABSOLUTE

        All rights of the Canadian Collateral Agent, all security interests hereunder and all obligations of each Canadian Credit Party hereunder are unconditional and absolute and independent and separate from any other security for or guaranty of the Finance Obligations, whether executed by such Canadian Credit Party, any other Credit Party or any other Person. Without limiting the generality of the foregoing, the obligations of each Canadian Credit Party hereunder shall not be released, discharged or otherwise affected or impaired by:

                (i) any extension, renewal, settlement, compromise, acceleration, waiver or release in respect of any obligation of any other Credit Party under any Finance Document or any other agreement or instrument evidencing or securing any Finance Obligation, by operation of law or otherwise;

                (ii) other than pursuant to Section 7.05 hereof, any change in the manner, place, time or terms of payment of any Finance Obligation or any other amendment, supplement or modification to any Finance Document or any other agreement or instrument evidencing or securing any Finance Obligation;

                (iii) any release, non-perfection or invalidity of any direct or indirect security for any Finance Obligation, any sale, exchange, surrender, realization upon, offset against or other action in respect of any direct or indirect security for any Finance Obligation or any release of any other obligor or Credit Parties in respect of any Finance Obligation;

                (iv) any change in the existence, structure or ownership of any Credit Party, or any insolvency, bankruptcy, reorganization, arrangement, readjustment, composition, liquidation or other similar proceeding affecting any Credit Party or its assets or any resulting disallowance, release or discharge of all or any portion of any Finance Obligation;

                (v) the existence of any claim, set-off or other right which any Credit Party may have at any time against the Borrowers, any other Credit Party, any Agent, any other Finance Party or any other Person, whether in connection herewith or any unrelated transaction; PROVIDED that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                (vi) any invalidity or unenforceability relating to or against the Borrowers or any other Credit Party for any reason of any Finance Document or any other agreement or instrument evidencing or securing any Finance Obligation or any provision of applicable Law or regulation purporting to prohibit the payment by the Borrowers or any other Credit Party of any Finance Obligation;

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                (vii)  any failure by any Finance Party: (A) to file or enforce a claim against any Credit Party or its estate (in a bankruptcy or other proceeding); (B) to give notice of the existence, creation or incurrence by any Credit Party of any new or additional indebtedness or obligation under or with respect to the Finance Obligations; (C) to commence any action against any Credit Party; (D) to disclose to any Credit Party any facts which such Finance Party may now or hereafter know with regard to any Credit Party; or (E) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Finance Obligations;

                (viii) any direction as to application of payment by the Borrowers, any other Credit Party or any other Person;

                (ix) any subordination by any Finance Party of the payment of any Finance Obligation to the payment of any other liability (whether matured or unmatured) of any Credit Party to its creditors;

                (x) any act or failure to act by the Canadian Collateral Agent or any other Finance Party under this Agreement or otherwise which may deprive any Credit Party of any right to subrogation, contribution or reimbursement against any other Credit Party or any right to recover full indemnity for any payments made by such Credit Party in respect of the Finance Obligations; or

                (xi) any other act or omission to act or delay of any kind by any Credit Party or any Finance Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of any Credit Party's obligations hereunder.

        Each Canadian Credit Party has irrevocably and unconditionally delivered this Agreement to the Canadian Collateral Agent, for the benefit of the Finance Parties, and the failure by any other Person to sign this Agreement or a security agreement similar to this Agreement or otherwise shall not discharge the obligations of any Canadian Credit Party hereunder.

        This Agreement shall remain fully enforceable against each Canadian Credit Party irrespective of any defenses that any other Credit Party may have or assert in respect of the Finance Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury.

        SECTION 2.04   SEGREGATION OF PROCEEDS; CASH PROCEEDS ACCOUNT.

        (a) CREATION OF CASH PROCEEDS ACCOUNT. There is hereby established with the Canadian Collateral Agent a collateral account (the "CASH PROCEEDS ACCOUNT") in the name of "National Bank of Canada, as Canadian Collateral Agent" and under the exclusive control of the Canadian Collateral Agent, into which there shall be deposited from time to time the cash Proceeds of the Collateral required to be delivered to the Canadian Collateral Agent pursuant to subsection (b) of this Section. Any income received by the Canadian Collateral Agent with respect to the balance from time to time standing to the credit of the Cash Proceeds Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Cash Proceeds Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Cash Proceeds Account together with any Liquid Investments from time to time made pursuant to Section 2.07 and any other property or assets from time

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to time deposited in or credited to the Cash Proceeds Account shall vest in and be under the sole dominion and control of the Canadian Collateral Agent for the benefit of the Finance Parties, shall constitute part of the Collateral hereunder and shall not constitute payment of the Finance Obligations until applied thereto as hereinafter provided.

        (b) DEPOSITS TO CASH PROCEEDS ACCOUNT. Upon the occurrence and during the continuance of a Default or an Event of Default, except as otherwise provided in Section 2.05 and Section 2.06, each Canadian Credit Party, promptly after receiving written instructions from the Canadian Collateral Agent to do so, shall instruct all account debtors and other Persons obligated in respect of its Receivables and other Collateral to make all payments in respect of its Receivables and other Collateral either (i) directly to the Canadian Collateral Agent (by instructing that such payments be remitted by direct wire transfer to the Canadian Collateral Agent at its address referred to in Section 7.01 or to a post office box which shall be in the name and under the control of the Canadian Collateral Agent) or (ii) to one or more other banks or financial institutions in Canada (by instructing that such payments be remitted by direct wire transfer to, or to a post office box which shall be in the name and under the control of, such bank or financial institution) under an Account Control Agreement duly executed by each relevant Canadian Credit Party and such bank or financial institution or under other arrangements, in form and substance satisfactory to the Canadian Collateral Agent, pursuant to which each relevant Canadian Credit Party shall have irrevocably instructed such other bank or financial institution (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Canadian Collateral Agent for deposit into the Cash Proceeds Account or as the Canadian Collateral Agent may otherwise instruct such bank or financial institution. All such payments made to the Canadian Collateral Agent shall be deposited in the Cash Proceeds Account. In addition to the foregoing, each Canadian Credit Party agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Receivables) shall be received by it after the occurrence and during the continuance of a Default or an Event of Default and receipt of the Canadian Collateral Agent's written instructions pursuant to the first sentence of this clause (b), such Canadian Credit Party shall as promptly as possible deposit such Proceeds into the Cash Proceeds Account. Until so deposited, all such proceeds shall be held in trust by the relevant Canadian Credit Party for and as the property of the Canadian Collateral Agent for the benefit of the Finance Parties and shall not be commingled with any other funds or property of any Canadian Credit Party; PROVIDED, however, that until a Default or an Event of Default shall occur and receipt of the Canadian Collateral Agent's written instructions pursuant to the first sentence of this clause (b), all collected funds on deposit in the Cash Proceeds Account, or so much thereof as is not required to make payment of the Finance Obligations which have become due and payable (whether by scheduled maturity, acceleration or otherwise), shall be withdrawn by the Canadian Collateral Agent on the next Business Day following the day on which the Canadian Collateral Agent considers the funds deposited therein to be collected funds and disbursed to the Borrowers or its order. Each Canadian Credit Party hereby irrevocably consents and agrees to such disbursement. After satisfaction of the conditions specified in this clause (b), each Canadian Credit Party hereby irrevocably authorizes and empowers the Canadian Collateral Agent, its officers, employees and authorized agents to endorse and sign its name on all checks, drafts, money orders or other media of payment so delivered, and such endorsements or assignments shall, for all purposes, be deemed to have been made by the relevant Canadian Credit Party prior to any endorsement or assignment thereof by the Canadian Collateral Agent. The Canadian Collateral Agent may use any convenient or customary means for the purpose of collecting such checks, drafts, money orders or other media of payment.

        SECTION 2.05   REINVESTMENT FUNDS ACCOUNT.

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        (a)     CREATION OF AND DEPOSITS TO THE REINVESTMENT FUNDS ACCOUNT.
Promptly upon and at all times after the receipt by any Canadian Credit Party of any Net Cash Proceeds from an Asset Disposition (other than an Excluded Asset Disposition), Insurance Proceeds or Condemnation Awards or other amounts required to be paid to the Canadian Collateral Agent pursuant to Section 2.10
(c) or 6.06(b) of the Credit Agreement, Section 4.10 hereof or pursuant to any similar provision of any other Finance Document (collectively, "REINVESTMENT FUNDS"), such Canadian Credit Party shall establish and shall thereafter maintain an additional collateral account (the "REINVESTMENT FUNDS ACCOUNT") at the offices of the Canadian Collateral Agent or such other bank or other financial institution as such Canadian Credit Party and the Canadian Collateral Agent may agree, in the name and under the exclusive control of the Canadian Collateral Agent. If the Reinvestment Funds Account is not maintained at an office of the Canadian Collateral Agent, then forthwith upon the establishment of such account, the applicable Canadian Credit Party shall notify the Canadian Collateral Agent of the location, account name and account number of such account and shall deliver to the Canadian Collateral Agent an Account Control Agreement with respect to such Reinvestment Funds Account duly executed by such Canadian Credit Party and the Financial Intermediary maintaining such Reinvestment Funds Account. Each Canadian Credit Party hereby agrees to cause any Reinvestment Funds received from time to time after the establishment of the Reinvestment Funds Account to be deposited therein as set forth in this paragraph. Any Casualty Proceeds or Condemnation Proceeds in excess of U.S.$5,000,000 (or the Canadian Dollar Equivalent thereof) received from time to time by the Canadian Collateral Agent in respect of which the Canadian Collateral Agent is an insured party and loss payee and any other Reinvestment Funds shall be promptly deposited in the Reinvestment Funds Account as set forth in this paragraph. Any income received with respect to the balance from time to time standing to the credit of the Reinvestment Funds Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Reinvestment Funds Account until withdrawn pursuant to clause (b) below or applied in accordance with Section 2.10(b) of the Credit Agreement. All right, title and interest in and to the cash amounts on deposit from time to time in the Reinvestment Funds Account together with any Liquid Investments from time to time made pursuant to Section 2.07 and any other property or assets from time to time deposited in or credited to the Reinvestment Funds Account shall vest in the Canadian Collateral Agent for the benefit of the Finance Parties, shall constitute part of the Collateral hereunder and shall not constitute payment of the Finance Obligations until applied thereto as hereinafter provided. The Canadian Collateral Agent shall apply to repayment of the Loans those amounts on deposit in the Reinvestment Funds Account which are required to be applied to the repayment of the Loans in accordance with Section 2.10(b)(iv) and 2.10(c) of the Credit Agreement or any other applicable term of any Finance Document, and, unless a Default or an Event of Default shall have occurred and be continuing, shall promptly in accordance with subsection (b) below release to, or upon the order of the Canadian Credit Party in respect of which such Reinvestment Funds were delivered, those amounts on deposit in the Reinvestment Funds Account which are not required to be so applied or retained in the Reinvestment Funds Account pursuant to any other provision of any Finance Document for application as provided in subsection (b) below.

        (b) WITHDRAWALS FROM REINVESTMENT FUNDS ACCOUNT. The balance from time to time standing to the credit of the Reinvestment Funds Account (to the extent not applied pursuant to the last sentence of Section 2.05(a)) shall be subject to withdrawal only upon the instructions of the Canadian Collateral Agent. Except upon the occurrence and continuation of a Default or an Event of Default, the Canadian Collateral Agent agrees to give instructions to distribute such amounts to the applicable Canadian Credit Party at such times and in such amounts as such Canadian Credit Party shall request for the purpose of (i) in the case of Reinvestment Funds received on account of an Asset Disposition, reinvesting such Reinvestment Funds in accordance with Section 2.10(c)(i) of the Credit Agreement or (ii) in the case of Reinvestment Funds received on account of Casualty or Condemnation, repairing,

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reconstructing or replacing the property in respect of which such Reinvestment
Funds were received or for the purpose of repaying indebtedness secured by a Permitted Lien on, or meeting other liabilities in respect of, the property in respect of which such Reinvestment Funds were received, all in accordance with
Section 2.10(c)(ii) of the Credit Agreement. Each Canadian Credit Party hereby irrevocably consents and agrees to such distribution. To the extent required by any Finance Document, any such request shall be accompanied by a certificate of the chief executive officer or chief financial officer of such Canadian Credit Party setting forth in detail reasonably satisfactory to the Canadian Collateral Agent the reinvestment, repair, reconstruction or replacement for which such funds will be expended. If immediately available cash on deposit in the Reinvestment Funds Account is not sufficient to make any distribution to a Canadian Credit Party referred to in the previous sentence of this Section 2.05(b), the Canadian Collateral Agent shall cause to be liquidated as promptly as practicable such Liquid Investments in the Reinvestment Funds Account designated by such Canadian Credit Party and the Borrowers as are required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Article II, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Canadian Collateral Agent may apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Reinvestment Funds Account in the manner specified in Section 5.04 hereof.

        SECTION 2.06   LC CASH COLLATERAL ACCOUNT

        All amounts required to be deposited by any Canadian Credit Party as cash collateral for LC Obligations pursuant to Section 2.10(b)(i), (ii) or (iii) or Section 8.02(c) of the Credit Agreement, any similar provision of any other Finance Document or pursuant to Section 5.04 hereof shall be deposited in a collateral account (the "LC CASH COLLATERAL ACCOUNT") established and maintained by such Canadian Credit Party at the offices of the Canadian Collateral Agent or such other bank or other financial institution as such Canadian Credit Party and the Canadian Collateral Agent may agree, in the name and under the exclusive control of the Canadian Collateral Agent. If the LC Cash Collateral Account is not maintained at an office of the Canadian Collateral Agent, then forthwith upon the establishment of such account, the applicable Canadian Credit Party shall notify the Canadian Collateral Agent of the location, account name and account number of such account and shall deliver to the Canadian Collateral Agent an Account Control Agreement with respect to such LC Cash Collateral Account duly executed by such Canadian Credit Party and the Financial Intermediary maintaining such LC Cash Collateral Account. Any income received with respect to the balance from time to time standing to the credit of the LC Cash Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the LC Cash Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in the LC Cash Collateral Account together with any Liquid Investments from time to time made pursuant to Section 2.07 and any other property or assets from time to time deposited in or credited to the LC Cash Collateral Account shall vest in and be under the sole dominion and control of the Canadian Collateral Agent for the benefit of the Finance Parties, shall constitute part of the Collateral hereunder and shall not constitute payment of the Finance Obligations until applied thereto as hereinafter provided. If and when any portion of the LC Obligations on which any deposit in the LC Cash Collateral Account was based (the "RELEVANT CONTINGENT EXPOSURE") shall become fixed (a "DIRECT EXPOSURE") as a result of the payment by the Issuing Lender with respect thereto of a draft presented under any Letter of Credit, the amount of such Direct Exposure (but not more than the amount in the LC Cash Collateral Account at the time) shall be withdrawn by the Canadian Collateral Agent from the LC Cash Collateral Account and shall be paid to the relevant Administrative Agent for application pursuant to the Credit Agreement, and the Relevant Contingent Exposure shall thereupon be reduced by such amount. In addition, funds will be released from the LC Cash Collateral Account at such times and in

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such amounts as provided in Section 2.05(r) of the Credit Agreement. Each
Canadian Credit Party hereby irrevocably consents and agrees to each such distribution. If a Default or an Event of Default shall have occurred and be continuing, the excess of the funds in the LC Cash Collateral Account over the Relevant Contingent Exposure shall be retained in the LC Cash Collateral Account and, upon the occurrence and continuation of an Event of Default, may be withdrawn by the Canadian Collateral Agent and applied in the manner specified in Section 5.04. If immediately available cash on deposit in the LC Cash Collateral Account is not sufficient to make any distribution to a Canadian Credit Party referred to in this Section 2.06, the Canadian Collateral Agent shall cause to be liquidated as promptly as practicable such Liquid Investments in the Cash Collateral Account designated by such Canadian Credit Party as are required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 2.06, such distribution shall not be made until such liquidation has taken place.

        SECTION 2.07   INVESTMENT OF FUNDS IN COLLATERAL ACCOUNTS

        Amounts on deposit in the Collateral Accounts shall be invested and re-invested from time to time in such Liquid Investments as the Parent Borrower shall determine, which Liquid Investments shall be held in the name and be under the control of the Canadian Collateral Agent; PROVIDED that, if an Event of Default has occurred and is continuing, the Canadian Collateral Agent may liquidate any such Liquid Investments and apply or cause to be applied the proceeds thereof in the manner specified in Section 5.04. For this purpose, "LIQUID INVESTMENTS" means Cash Equivalents maturing within 30 days after a Cash Equivalent is acquired by the Canadian Collateral Agent.

        SECTION 2.08   LEASES; NON-ASSIGNABLE CONTRACTS

        The grant of any Security Interest in respect of the Collateral shall not include, with respect to any Canadian Credit Party, any item of property to the extent the grant by such Canadian Credit Party of the Security Interest pursuant to this Agreement in such Canadian Credit Party's right, title and interest in such item of property is prohibited by an applicable enforceable contractual obligation or requirement of Law or would give any other Person the enforceable right to terminate its obligations with respect to such item of property and provided, further, that the limitation in the foregoing proviso shall not affect, limit, restrict or impair the grant by any Canadian Credit Party of a security interest pursuant to this Agreement in any money or other amounts due or to become due under any account, contract, agreement or intangible. In addition, the Security Interests created by this Agreement do not extend to the last day of the term of any lease or agreement for lease of Real Property. Such last day shall be held by the applicable Canadian Credit Party in trust for the Canadian Collateral Agent (for the benefit of the Finance Parties) and, on the exercise by the Canadian Collateral Agent of any of its rights under this Agreement following the occurrence and during the continuance of an Event of Default, will be assigned by such Canadian Credit Party as directed by the Canadian Collateral Agent.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

        Each Canadian Credit Party represents and warrants that:

        SECTION 3.01   TITLE TO COLLATERAL

        Such Canadian Credit Party has good and marketable title to, or valid license, leasehold or similar interests in, all of the Collateral in which it has granted a security interest hereunder, free and

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clear of any Liens other than Permitted Liens. Such Canadian Credit Party has taken all actions necessary under applicable Law to perfect its interest in any Receivables purchased by or assigned to it, as against its assignors and creditors of its assignors. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests, Permitted Liens and Liens securing indebtedness to be repaid with the proceeds of the Finance Obligations and in respect of which the Administrative Agents have received pay-off letters and instruments appropriate under local Law to effect the termination of such Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession or control of any Person (other than a Canadian Credit Party) asserting any claim thereto or security interest therein, except that the Canadian Collateral Agent or its designee may have possession and/or control of Collateral as contemplated hereby and by the other Finance Documents.

        SECTION 3.02   VALIDITY, PERFECTION AND PRIORITY OF SECURITY INTERESTS.

        (a) The Security Interests constitute valid security interests under the applicable Law securing the Finance Obligations.

        (b) When financing statements shall have been filed in the offices specified in Schedule 4.01 hereto, the Security Interests will constitute perfected security interests in all right, title and interest of such Canadian Credit Party in the Collateral to the extent that a security interest therein may be perfected by filing pursuant to the PPSA, the PERSONAL PROPERTY SECURITY ACT (Nova Scotia), the PERSONAL PROPERTY SECURITY ACT (New Brunswick) or the personal property security legislation of any other Canadian province (other than the Province of Quebec), prior to all other Liens and rights of others therein except for Permitted Liens.

        (c) When a copy of this Agreement or a document evidencing the assignment made under Section 2.01 has been filed with the Canadian Intellectual Property, the Security Interests will constitute perfected security interests in all right, title and interest of such Canadian Credit Party in the Recordable Intellectual Property therein described to the extent that a security interest therein may be perfected by such filing pursuant to applicable Law, prior to all other Liens and rights of others therein except for Permitted Liens.

        SECTION 3.03   RECEIVABLES

        With respect to each material Receivable of such Canadian Credit Party, all material records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and all papers and documents (if any) relating thereto (i) represent legal, valid and binding obligations of the respective account debtor, subject to adjustments customary in the business of such Canadian Credit Party, with respect to unpaid indebtedness or other monetary obligations incurred by such account debtor in respect of the performance of labor or services, the sale, lease, license, assignment, exchange and delivery of the merchandise or other property listed therein, the incurrence of a secondary obligation as set forth therein or the use of a credit or charge card or information contained on or for use with such a card or any combination of the foregoing, and (ii) are the only original writings evidencing and embodying such obligations of the account debtor named therein (other than copies created for general accounting purposes) and are in compliance in all material respects with all applicable federal, provincial and local Laws and applicable Laws of any relevant foreign jurisdiction.

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

        SECTION 3.04   NO CONSENTS

        No consent of any other Person (including, without limitation, any stockholder or creditor of such Canadian Credit Party or any of its Subsidiaries) and no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any Governmental Authority is required to be obtained by such Canadian Credit Party in connection with the execution, delivery or performance of this Agreement, or in connection with the exercise of the rights and remedies of the Canadian Collateral Agent pursuant to this Agreement, except (i) as may be required to perfect (as described in Schedule 4.01 hereto) and maintain the perfection of the Security Interests, or (ii) in connection with the disposition of the Collateral by Laws affecting the offering and sale of Securities generally; PROVIDED, HOWEVER, that to the extent that recordation of the Security Interests in the Canadian Intellectual Property Office is necessary to perfect the Security Interests or to render the Security Interests effective against subsequent third parties, such recordations will not have been made with respect to the items that are not Recordable Intellectual Property.

        SECTION 3.05   DEPOSIT AND SECURITIES ACCOUNTS

        Schedule 3.05 sets forth as of the date hereof a complete and correct list of each Canadian Credit Party's Deposit Accounts, Individual Store Accounts and Securities Accounts, the name and address of the bank or financial institution which maintains each such account and the purpose for which such account is used.

        SECTION 3.06 REPURCHASE AGREEMENT. (i) the Repurchase Agreement has not been amended or modified, nor has any condition thereof been waived by the U.S. Borrower or the Parent Borrower in a manner adverse in any material respect to the rights or interests of the Lenders, and (ii) no event of default has occurred thereunder.

                                   ARTICLE IV
                                    COVENANTS

        Each Canadian Credit Party covenants and agrees that until the payment in full of all Finance Obligations and until there is no commitment by any Finance Party to make further advances, incur obligations or otherwise give value, such Canadian Credit Party will comply with the following:

        SECTION 4.01 DELIVERY OF PERFECTION CERTIFICATE; INITIAL PERFECTION AND DELIVERY OF SEARCH REPORTS

        Such Canadian Credit Party has (i) delivered its Perfection Certificate to the Canadian Collateral Agent, (ii) delivered, or will deliver as required by
Section 6.10(f) of the Credit Agreement, to the Canadian Collateral Agent a fully executed Account Control Agreement with respect to each of its Deposit Accounts (other than Deposit Accounts maintained with the Canadian Collateral Agent, Exempt Deposit Accounts and Individual Store Accounts) and Securities Accounts, and (iii) cause all filings and recordings specified in Schedule
Section 4.01 hereto to have been completed. The information set forth in the Perfection Certificate shall be correct and complete as of the Closing Date.

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        SECTION 4.02   CHANGE OF NAME, IDENTITY, STRUCTURE OR LOCATION;
SUBJECTION TO OTHER SECURITY AGREEMENTS

        Except pursuant to Asset Dispositions permitted by the Credit Agreement, such Canadian Credit Party will not change its name, identity, structure, or the location of its head office or chief executive office in any manner, and shall not become bound by a security agreement entered into by another Person, in each case unless it shall have given the Canadian Collateral Agent not less than 30 days' prior notice thereof. Except pursuant to Asset Dispositions permitted by the Credit Agreement, such Canadian Credit Party shall not in any event change the location of any Collateral or its name, identity, structure or the location of its head office or chief executive office or become bound, by a security agreement entered into by another Person, if such change would cause the Security Interests to lapse or cease to be perfected unless such Canadian Credit Party has taken on or before the date of lapse all actions necessary to ensure that the Security Interests in the Collateral do not lapse or cease to be perfected.

        SECTION 4.03   FURTHER ACTIONS

        Such Canadian Credit Party will, from time to time at its expense and in such manner and form as the Canadian Collateral Agent may reasonably request, execute, deliver, file and record any financing statement, specific assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the PPSA or the personal property security legislation of any other jurisdiction and any filings with the Canadian Intellectual Property Office) that from time to time may be necessary or advisable under the PPSA or with respect to Recordable Intellectual Property, or that the Canadian Collateral Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Canadian Collateral Agent and the Finance Parties to obtain the full benefit of this Agreement or to exercise and enforce any of its rights, powers and remedies created hereunder or under applicable Law with respect to any of the Collateral it being understood and agreed that no Account Control Agreements need to be delivered with respect to the Individual Store Accounts. To the extent permitted by applicable Law, such Canadian Credit Party hereby authorizes the Canadian Collateral Agent to file, in the name of such Canadian Credit Party or otherwise and without the signature or other separate authorization or authentication of such Canadian Credit Party appearing thereon, such financing statements or continuation statements as the Canadian Collateral Agent in its sole discretion may deem necessary or appropriate to further perfect or maintain the perfection of the Security Interests. Such Canadian Credit Party hereby authorizes the Canadian Collateral Agent to file financing and continuation statements describing as the Collateral covered thereby "all of the debtor's personal property and assets" or words to similar effect, notwithstanding that such description may be broader in scope than the Collateral described in this Agreement. Such Canadian Credit Party agrees, where so permitted by applicable Law, that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Canadian Credit Parties shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements or other assignment documents concerning the Collateral.

        SECTION 4.04 COLLATERAL IN POSSESSION OF OTHER PERSONS, LEASED REAL PROPERTY LOCATIONS

        If any of such Canadian Credit Party's Collateral is at any time in the possession or control of any warehouseman, vendor, bailee or any agents or processors of any Canadian Credit Party,

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such Canadian Credit Party shall (i) notify such warehouseman, vendor, bailee, agent or processor of the Security Interests, (ii) instruct such warehouseman, vendor, bailee, agent or processor to hold all such Collateral for the Canadian Collateral Agent's account and subject to the Canadian Collateral Agent's instructions and (iii) use commercially reasonable efforts to cause such warehouseman, vendor, bailee, agent or processor to authenticate a record acknowledging that it holds possession of such Collateral for the benefit of the Canadian Collateral Agent and the Finance Parties and make such authenticated record available to the Canadian Collateral Agent. If any Canadian Credit Party enters into any lease of Material Real Property after the date hereof, such Canadian Credit Party will use commercially reasonable efforts to obtain waivers from the landlords of all such real estate, substantially in the form of Exhibit B hereto or in such other form as shall be reasonably acceptable to the Canadian Collateral Agent.

        SECTION 4.05   BOOKS AND RECORDS

        Such Canadian Credit Party shall keep full and accurate books and records relating to the Collateral, including, but not limited to, the originals of all documentation with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Canadian Credit Party will make the same available to the Canadian Collateral Agent for inspection, as required by Section 6.09 of the Credit Agreement. Upon direction by the Canadian Collateral Agent, such Canadian Credit Party shall stamp or otherwise mark such books and records in such manner as the Canadian Collateral Agent may reasonably require in order to reflect the Security Interests.

        SECTION 4.06   DELIVERY OF INSTRUMENTS, ETC.

        Such Canadian Credit Party will immediately deliver each Instrument and each certificated security (other than (i) Cash Equivalents held in a Deposit Account or a Securities Account and subject to an effective Account Control Agreement as required by Section 4.14 hereof and (ii) instruments or certificated Securities received in connection with bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers in the ordinary course of business having individually, a face amount of less than U.S.$750,000 (or the Canadian Equivalent Amount thereof) in the case of instruments or certificated Securities subject to this CLAUSE (II)) to the Canadian Collateral Agent, appropriately indorsed to the Canadian Collateral Agent; PROVIDED that so long as no Default or Event of Default shall have occurred and be continuing, and except as required by any other Finance Document, such Canadian Credit Party may (unless otherwise provided in Section 2.04(b)) retain for collection in the ordinary course of business any checks, drafts and other Instruments received by it in the ordinary course of business, and the Canadian Collateral Agent shall, promptly upon request of such Canadian Credit Party, make appropriate arrangements for making any other instrument or certificated security pledged by such Canadian Credit Party available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Canadian Collateral Agent, against trust receipt or like document).

        SECTION 4.07   COLLECTION AND VERIFICATION OF RECEIVABLES.

        (a) COLLECTION OF RECEIVABLES. Such Canadian Credit Party shall not rescind or cancel any material indebtedness or material obligation evidenced by any material Receivable, modify, make adjustments to, extend, renew, compromise or settle any material dispute, claim, suit or legal proceeding relating to, or sell or assign, any material Receivable, or interest therein, without the prior

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written consent of the Canadian Collateral Agent, except that, subject to the rights of the Canadian Collateral Agent and the Finance Parties hereunder, notwithstanding the occurrence and continuance of an Event of Default, such Canadian Credit Party may allow as adjustments to amounts owing under its Receivables (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Canadian Credit Party finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise, all in accordance with such Canadian Credit Party's ordinary course of business consistent with its historical collection practices. The costs and expenses (including, without limitation, attorneys' fees) of collection of Receivables, whether incurred by such Canadian Credit Party or the Canadian Collateral Agent, shall be borne by the Canadian Credit Parties.

        (b) VERIFICATION OF RECEIVABLES. Upon the occurrence and during the continuance of an Event of Default, the Canadian Collateral Agent shall have the right to make test verifications of Receivables in any manner and through any medium that it considers advisable, and each Canadian Credit Party agrees to furnish all such assistance and information as the Canadian Collateral Agent may require in connection therewith. Upon the occurrence and during the continuance of an Event of Default, each Canadian Credit Party, at its own expense, will cause its financial officer to furnish to the Canadian Collateral Agent at any time and from time to time promptly upon the Canadian Collateral Agent's request
(i) a reconciliation of all Receivables, (ii) an aging of all Receivables, (iii) trail balances and (iv) a test verification of such Receivables as the Canadian Collateral Agent may request.

        SECTION 4.08   NOTIFICATION TO ACCOUNT DEBTORS

        Upon the occurrence and during the continuance of any Event of Default and if so requested by the Canadian Collateral Agent, such Canadian Credit Party will promptly notify (and such Canadian Credit Party hereby authorizes the Canadian Collateral Agent so to notify) each account debtor in respect of any Receivable that such Collateral has been assigned to the Canadian Collateral Agent hereunder for the benefit of the Finance Parties, and that any payments due or to become due in respect of such Collateral are to be made by such account debtor and any other Person via direct wire transfer to the Canadian Collateral Agent or its designee in accordance with Section 2.04 hereof.

        SECTION 4.09   DISPOSITION OF COLLATERAL

        Such Canadian Credit Party will not sell, lease, exchange, license, assign or otherwise dispose of, or grant any option with respect to, any Collateral or create or suffer to exist any Lien (other than the Security Interests and Permitted Liens) on any Collateral except that, subject to the rights of the Canadian Collateral Agent and the Finance Parties hereunder if a Default or an Event of Default shall have occurred and be continuing, such Canadian Credit Party may sell, lease, exchange, license, assign or otherwise dispose of, or grant options with respect to, Collateral to the extent expressly permitted by the Credit Agreement, whereupon, in the case of any such disposition, the Security Interests created hereby in such item (but not in any Proceeds arising from such disposition) shall cease immediately without any further action on the part of the Canadian Collateral Agent.

        SECTION 4.10   INSURANCE

        Prior to the Closing Date, such Canadian Credit Party will cause the Canadian Collateral Agent (together with the Canadian Collateral Agent) to be named as an insured party and loss payee, effective at all times on and after the Closing Date, on each insurance policy covering risks relating to any

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of its Inventory and Equipment. Each such insurance policy shall include effective waivers by the insurer of all claims for insurance premiums against the Canadian Collateral Agent and the Finance Parties, provide for coverage to the Canadian Collateral Agent for the benefit of the Finance Parties regardless of the breach by such Canadian Credit Party of any warranty or representation made therein, not be subject to co-insurance, provide that all insurance proceeds in excess of U.S.$5,000,000 (or the Canadian Equivalent Amount thereof) per claim shall be adjusted with and payable to the Canadian Collateral Agent (for payment to the relevant Administrative Agent for application as required by Section 2.10(b), (c) or 6.06(b) of the Credit Agreement, if then in effect, or otherwise as contemplated by the other Finance Documents) and provide that no cancellation, termination or material modification thereof shall be effective until at least 30 days after receipt by the Canadian Collateral Agent of notice thereof. Such Canadian Credit Party hereby appoints the Canadian Collateral Agent as its attorney-in-fact, effective during the continuance of an Event of Default, to make proof of loss, claims for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any insurance policies.

        Such Canadian Credit Party assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Canadian Credit Party to pay the Finance Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Canadian Credit Party.

        SECTION 4.11   INFORMATION REGARDING COLLATERAL

        Such Canadian Credit Party will, promptly upon request, provide to the Canadian Collateral Agent all information and evidence it may reasonably request concerning the Collateral to enable the Canadian Collateral Agent to enforce the provisions of this Agreement.

        SECTION 4.12   COVENANTS REGARDING INTELLECTUAL PROPERTY.

        (a) Such Canadian Credit Party (either itself or through licensees) will, for each Patent, not do any act, or omit to do any act, whereby any Patent may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent with the relevant patent number or indication that a Patent is pending as required by the patent laws, unless such Canadian Credit Party shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the Canadian Collateral Agent) that any of the Patent is of negligible economic value to such Canadian Credit Party.

        (b) Such Canadian Credit Party (either itself or, if permitted by Law, through its licensees or its sublicensees) will, for each Trademark, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity from non-use, material alteration, naked licensing or genericide,
(ii) maintain the quality of products and services offered under such Trademark in a manner substantially consistent with or better than the quality of such products and services as of the date hereof, (iii) display such Trademark with proper notice, including notice of federal registration to the extent permitted by applicable Law, (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights, (v) not permit any assignment in gross of such Trademark, unless such Canadian Credit Party shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the Canadian Collateral Agent) that any of the Trademarks is of negligible economic value to such Canadian Credit Party and (vi) allow the Canadian Collateral Agent and its designees the right, at any time and from time to time, to inspect such Canadian Credit Party's premises and to examine

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and observe such Canadian Credit Party's books, records and operations, including, without limitation, its quality control processes, upon reasonable notice and at such reasonable times and as often as may be reasonably requested.

        (c) Such Canadian Credit Party (either itself or through licensees or sublicensees) will, for each work covered by a Copyright material to the conduct of its business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice.

        (d) Such Canadian Credit Party shall promptly notify the Canadian Collateral Agent if a Responsible Officer knows or has reason to know that any Patent, Trademark or Copyright (or any application or registration relating thereto) may become abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the Canadian Intellectual Property Office or any court) regarding such Canadian Credit Party's ownership of any Patent, Trademark, Copyright or Software, its right to register the same or to keep, use or maintain the same unless such Canadian Credit Party shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the Canadian Collateral Agent) that any of the Patents, Trademarks and Copyrights is of negligible economic value to such Canadian Credit Party.

        (e) Unless such Canadian Credit Party shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the Canadian Collateral Agent) that any of the Patents, Trademarks and Copyrights is of negligible economic value to such Canadian Credit Party, such Canadian Credit Party Canadian Credit Party will take all necessary steps to file, maintain and pursue each application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to preserve and maintain all common law rights in any Trademarks and each registration of the Patents, Trademarks and Copyrights, including filing and paying fees for applications for renewal, reissues, divisions, continuations, continuations-in-part, affidavits of use, affidavits of incontestability and maintenance, and, unless such Canadian Credit Party shall reasonably determine that any such action would be of negligible economic value, to initiate opposition, interference, reexamination and cancellation proceedings against third parties that infringe a Patent, Trademark or Copyright.

        (f) If any rights to any Patent, Trademark, Copyright, Software or License relating thereto is believed infringed, misappropriated, breached or diluted by a third party, such Canadian Credit Party shall notify the Canadian Collateral Agent promptly after a Responsible Officer obtains knowledge thereof and shall, unless such Canadian Credit Party shall reasonably determine that any such action would be of negligible economic value, promptly sue for infringement, misappropriation, breach or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such Canadian Credit Party shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark, Copyright, Software or License unless such Canadian Credit party shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the Canadian Collateral Agent) that any of the Patents, Trademarks and Copyrights is of negligible economic value to such Canadian Credit Party.

        (g) Within 45 days after the end of each fiscal quarter of the Parent Borrower, each Canadian Credit Party will (i) inform the Canadian Collateral Agent of all applications for Patents, Trademarks or Copyrights filed during such fiscal quarter by such Canadian Credit Party or by any agent, employee, licensee or delegate on its behalf with the Canadian Intellectual Property Office or any office or agency in any political subdivision of Canada or in any other country or any political subdivision

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thereof and (ii) upon request of the Canadian Collateral Agent, execute any and all agreements, instruments, documents and papers as the Canadian Collateral Agent may reasonably request to evidence the Security Interests in such application, any resulting Patent, Trademark or Copyright and the goodwill or Accounts and general intangibles of such Canadian Credit Party relating thereto or represented thereby, and such Canadian Credit Party hereby appoints the Canadian Collateral Agent its attorney-in-fact to execute and file such writings for the foregoing purposes.

        (h) As to all material Licenses (excluding non-exclusive Licenses of Software) entered into after the date hereof with any third party licensor, such Canadian Credit Party will use commercially reasonable and good faith efforts to obtain all requisite consents or approvals by the licensor to perfect the Security Interests therein.

        (i) Such Canadian Credit Party has taken, and shall take all actions (and cause all other Persons, including licensees, to the extent such other Persons are subject to its control) which are necessary or advisable to protect, preserve and confirm the validity, priority, perfection or enforcement of the rights granted to the Canadian Collateral Agent under this Agreement and (iii) give the Canadian Collateral Agent prompt written notice in accordance with
Section 4.12(g) above, if, after the date hereof, such Canadian Credit Party shall obtain rights to any Trademarks, Patents or Copyrights, or enter into any new license agreements regarding any of the foregoing, and such Canadian Credit Party hereby agrees that the provisions of this Agreement shall automatically apply thereto. Such Canadian Credit Party will use commercially reasonable efforts so as not to permit the inclusion in any material contract or agreement governing or relating to any Trademarks, Patents or Copyrights obtained after the date hereof or any license agreements entered into after the date hereof relating to any of the foregoing of any provisions that could or might in any way prevent or materially impair the creation of a security interest in, or the assignment of, such Canadian Credit Party's rights and interests therein. Such Canadian Credit Party will execute any and all agreements, instruments, documents and papers as the Canadian Collateral Agent may request to evidence the Security Interests in any Patent, Trademark or Copyright (or application therefor) and the goodwill or accounts and general intangibles of such Canadian Credit Party relating thereto or represented thereby, and such Canadian Credit Party hereby appoints the Canadian Collateral Agent its attorney-in-fact to execute and file such writings for the foregoing purposes.

        SECTION 4.13   DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

        No Canadian Credit Party shall establish after the date hereof or permit to exist any Deposit Account (except for any such account maintained with the Canadian Collateral Agent, Exempt Deposit Accounts and Individual Store Accounts) or any Securities Account (except any such account maintained with the Canadian Collateral Agent or constituting Collateral Accounts) without promptly delivering to the Canadian Collateral Agent a fully executed Account Control Agreement with respect to such account. Subject to Section 2.04(b) hereof and the rights of the Canadian Collateral Agent under Article V hereof, each Canadian Credit Party shall cause all Proceeds of Collateral hereunder to be deposited in a Deposit Account maintained with the Canadian Collateral Agent or with respect to which an effective Account Control Agreement has been delivered to the Canadian Collateral Agent. No Canadian Credit Party shall permit the aggregate amount of overnight funds on deposit in all Exempt Deposit Accounts and Individual Store Accounts to exceed U.S.$5,000,000 (or the Canadian Equivalent Amount thereof).

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        SECTION 4.14   MODIFICATION OF ASSIGNED AGREEMENTS, ETC.

        Such Canadian Credit Party will not, except with the consent of the relevant Administrative Agent, terminate any Assigned Agreement, waive any default under or breach of any Assigned Agreement, compromise or settle any material dispute, claim, suit or legal proceeding relating to any Assigned Agreement, sell or assign any Assigned Agreement or interest therein, consent to or permit or accept any prepayment of amounts to become due under or in connection with any Assigned Agreement, except as expressly provided therein, or take any other action in connection with any Assigned Agreement which would impair the value of the interests or rights of such Canadian Credit Party thereunder or which would materially impair the interests or rights of the Canadian Collateral Agent under this Agreement, except that, unless the Canadian Collateral Agent shall have notified such Canadian Credit Party upon the occurrence of a Default or an Event of Default that this exception is no longer applicable, such Canadian Credit Party may modify, make adjustments with respect to, extend or renew any Assigned Agreements in the ordinary course of business.

                                    ARTICLE V
                           GENERAL AUTHORITY; REMEDIES

        SECTION 5.01   GENERAL AUTHORITY

        Each Canadian Credit Party hereby irrevocably appoints the Canadian Collateral Agent and any officer or agent duly appointed by the Canadian Collateral Agent as its true and lawful attorney-in-fact, with full power of substitution, in the name of such Canadian Credit Party, the Canadian Collateral Agent, the Finance Parties or otherwise, for the sole use and benefit of the Canadian Collateral Agent and the Finance Parties, but at such Canadian Credit Party's expense, to the extent permitted by Law, to exercise at any time and from time to time while an Event of Default has occurred and is continuing all or any of the following powers with respect to all or any of the Collateral, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Finance Obligations are paid in full and until there is no commitment by any Finance Parties to make further advances, incur obligations or otherwise give value:

                (i) to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement;

                (ii) to receive, take, indorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by such Canadian Credit Party as, or in connection with, Collateral;

                (iii) to accelerate any Receivable which may be accelerated in accordance with its terms, and to otherwise demand, sue for, collect, receive and give acquittance for any and all monies due or to become due on or by virtue of any Collateral;

                (iv) to commence, settle, compromise, compound, prosecute, defend or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral;

                (v) to sell, transfer, assign or otherwise deal in or with the Collateral or the Proceeds or avails thereof, including, without limitation, for the implementation of any

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     assignment, lease, License, sublicense, grant of option, sale or other disposition of any Patent, Trademark, Copyright or Software or any action related thereto, as fully and effectually as if the Canadian Collateral Agent were the absolute owner thereof;

                (vi) to extend the time of payment of any or all of the Collateral and to make any allowance and other adjustments with respect thereto; and

                (vii) to do, at its option, but at the expense of such Canadian Credit Party, at any time or from time to time, all acts and things which the Canadian Collateral Agent reasonably deems necessary to protect or preserve the Collateral and to realize upon the Collateral.

        SECTION 5.02   REMEDIES UPON EVENT OF DEFAULT.

        (a) If any Event of Default has occurred and is continuing, the Canadian Collateral Agent may, in addition to all other rights and remedies granted to it in this Agreement and in any other agreement securing, evidencing or relating to the Finance Obligations: (i) exercise on behalf of the Finance Parties all rights and remedies of a secured party under the PPSA (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, (ii) without demand of performance or other demand or notice of any kind (except as herein provided or as may be required by mandatory provisions of Law) to or upon any Canadian Credit Party or any other Person (all of which demands and/or notices are hereby waived by each Canadian Credit Party), (A) withdraw all cash and Liquid Investments in the Collateral Accounts and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 5.04, (B) give notice and take sole possession and control of all amounts on deposit in or credited to any Collateral Account pursuant to the related Account Control Agreement and apply all such funds as specified in Section 5.04 and (C) if there shall be no such cash, Liquid Investments or other amounts or if such cash, Liquid Investments and other amounts shall be insufficient to pay all the Finance Obligations in full or cannot be so applied for any reason or if the Canadian Collateral Account determines to do so, collect, receive, appropriate and realize upon the Collateral and/or sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof at public or private sale, at any office of the Canadian Collateral Agent or elsewhere in such manner as is commercially reasonable and as the Canadian Collateral Agent may deem best, for cash, on credit or for future delivery, without assumption of any credit risk and at such price or prices as the Canadian Collateral Agent may deem satisfactory.

        (b) The Canadian Collateral Agent shall give each Canadian Credit Party not less than 15 days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a private sale, state the day after which such sale may be consummated, (iii) contain the information specified in the personal property security legislation of the applicable jurisdiction, (iv) be authenticated and (v) be sent to the parties required to be notified pursuant to the applicable Law; PROVIDED that, if the Canadian Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the personal property security legislation of the applicable jurisdiction. Except as otherwise provided herein, each Canadian Credit Party hereby waives, to the extent permitted by applicable Law, notice and judicial hearing in connection with the Canadian Collateral Agent's taking possession or disposition of any of the Collateral.

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        (c)     The Canadian Collateral Agent or any Finance Party may be the
purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Each Canadian Credit Party will execute and deliver such documents and take such other action as the Canadian Collateral Agent reasonably deems necessary or advisable in order that any such sale may be made in compliance with Law. Upon any such sale, the Canadian Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Canadian Collateral Agent may fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as the Canadian Collateral Agent may determine. The Canadian Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Canadian Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned without further notice. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Canadian Collateral Agent until the selling price is paid by the purchaser thereof, but the Canadian Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice.

        (d) For the purpose of enforcing any and all rights and remedies under this Agreement, the Canadian Collateral Agent may, if any Event of Default has occurred and is continuing, (i) require each Canadian Credit Party to, and each Canadian Credit Party agrees that it will, at its expense and upon the request of the Canadian Collateral Agent, forthwith assemble, store and keep all or any part of the Collateral as directed by the Canadian Collateral Agent and make it available at a place designated by the Canadian Collateral Agent which is, in the Canadian Collateral Agent's opinion, reasonably convenient to the Canadian Collateral Agent and such Canadian Credit Party, whether at the premises of such Canadian Credit Party or otherwise, it being understood that such Canadian Credit Party's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Canadian Collateral Agent shall be entitled to a decree requiring specific performance by such Canadian Credit Party of such obligation; (ii) to the extent permitted by applicable Law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to any Canadian Credit Party, seize and remove such Collateral from such premises;
(iii) have access to and use such Canadian Credit Party's books and records relating to the Collateral; and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by such Canadian Credit Party, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Canadian Collateral Agent deems appropriate and, in connection with such preparation and disposition, use without charge any Intellectual Property or technical process used by such Canadian Credit Party. The Canadian Collateral Agent may also render any or all of the Collateral unusable at any Canadian Credit Party's premises and may dispose of such Collateral on such premises without liability for rent or costs.

        (e) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing:

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

                (i) the Canadian Collateral Agent may, subject to the express terms of any valid and enforceable restriction in favor of a Person who is not a Group Company that prohibits, or requires any consent or establishes any other conditions for, an assignment thereof, license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patents, Trademarks or Copyrights included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Canadian Collateral Agent shall determine subject to the requirements of the PPSA in respect thereof;

                (ii) the Canadian Collateral Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any Licensee or sublicensee all rights and remedies of any Canadian Credit Party in, to and under any License and take or refrain from taking any action under any provision thereof, and each Canadian Credit Party hereby releases the Canadian Collateral Agent and each of the Finance Parties from, and agrees to hold the Canadian Collateral Agent and each of the Finance Parties free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto;

                (iii) upon request by the Canadian Collateral Agent, each Canadian Credit Party will use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor or sublicensor of each License to effect the assignment of all of such Canadian Credit Party's right, title and interest thereunder to the Canadian Collateral Agent or its designee and will execute and deliver to the Canadian Collateral Agent a power of attorney, in form and substance reasonably satisfactory to the Canadian Collateral Agent, for the implementation of any lease, assignment, License, sublicense, grant of option, sale or other disposition of a Patent, Trademark or Copyright; and

                (iv) the Canadian Collateral Agent may direct each Canadian Credit Party to refrain, in which event each such Canadian Credit Party shall refrain, from using or practicing any Trademark, Patent or Copyright in any manner whatsoever, directly or indirectly, and shall, if requested by the Canadian Collateral Agent, change such Canadian Credit Party's name to eliminate therefrom any use of any Trademark and will execute such other and further documents as the Canadian Collateral Agent may request to further confirm this change and transfer ownership of the Trademarks, Patents, Copyrights and registrations and any pending applications therefor to the Canadian Collateral Agent.

        (f) In the event of any disposition following the occurrence and during the continuance of any Event of Default of any Patent, Trademark or Copyright pursuant to this Article V, each Canadian Credit Party shall supply its know-how and expertise relating to the manufacture and sale of the products or services bearing Trademarks or the products, services or works made or rendered in connection with or under Patents, Trademarks or Copyrights, and its customer lists and other records relating to such Patents, Trademarks or Copyrights and to the distribution of said products, services or works, to the Canadian Collateral Agent.

        (g) If any Event of Default has occurred and is continuing, the Canadian Collateral Agent, instead of exercising the power of sale conferred upon it pursuant to this Section 5.02, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, and may in

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

addition institute and maintain such suits and proceedings as the Canadian Collateral Agent may deem appropriate to protect and enforce the rights vested in it by this Agreement.

        (h) If any Event of Default has occurred and is continuing, the Canadian Collateral Agent shall, to the extent permitted by applicable Law, without notice to any Canadian Credit Party or any party claiming through any Canadian Credit Party, without regard to the solvency or insolvency at such time of any Person then liable for the payment of any of the Finance Obligations, without regard to the then value of the Collateral and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be the Canadian Collateral Agent) of the Collateral or any part thereof, and of the profits, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the profits, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Canadian Collateral Agent and the Finance Parties, and each Canadian Credit Party irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

        (i) Each Canadian Credit Party agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, moratorium, turnover or redemption Law, or any Law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force which may delay, prevent or otherwise affect the performance or enforcement of this Agreement, and each Canadian Credit Party hereby waives all benefit or advantage of all such Laws. Each Canadian Credit Party covenants that it will not hinder, delay or impede the execution of any power granted to the Canadian Collateral Agent, the Administrative Agents or any other Finance Party in any Finance Document.

        (j) Each Canadian Credit Party, to the extent it may lawfully do so, on behalf of itself and all who claim through or under it, including, without limitation, any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or under any foreclosure or any enforcement of this Agreement, and consents and agrees that all of the Collateral may at any such sale be offered and sold as an entirety.

        (k) Each Canadian Credit Party waives, to the extent permitted by Law, presentment, demand, protest and any notice of any kind (except the notices expressly required hereunder or in the other Finance Documents) in connection with this Agreement and any action taken by the Canadian Collateral Agent with respect to the Collateral.

        SECTION 5.03 LIMITATION ON DUTY OF CANADIAN COLLATERAL AGENT IN RESPECT OF COLLATERAL

        Beyond the exercise of reasonable care in the custody thereof, neither the Canadian Collateral Agent nor the Finance Parties shall have any duty to exercise any rights or take any steps to preserve the rights of any Canadian Credit Party in the Collateral in its or their possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, nor shall the Canadian Collateral Agent or any Finance Party be liable to any Canadian Credit Party or any other Person for failure to meet any obligation imposed by the PPSA. Each Canadian Credit Party agrees that the Canadian Collateral Agent shall at no time be required to, nor shall the Canadian Collateral Agent be liable to any Canadian Credit

                                       - -

Party for any failure to, account separately to any Canadian Credit Party for amounts received or applied by the Canadian Collateral Agent from time to time in respect of the Collateral pursuant to the terms of this Agreement. Without limiting the foregoing, the Canadian Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Canadian Collateral Agent accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Canadian Collateral Agent in good faith.

        SECTION 5.04   APPLICATION OF PROCEEDS.

        (a) PRIORITY OF DISTRIBUTIONS. The Proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Accounts shall be applied as provided in Section 8.03 of the Credit Agreement. The Canadian Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

        (b) DISTRIBUTIONS WITH RESPECT TO LETTERS OF CREDIT AND BANKERS' ACCEPTANCES. Each of the Canadian Credit Parties and the Finance Parties agrees and acknowledges that if (after all outstanding Loans, LC obligations and BA Reimbursement Obligations have been paid in full) the Lenders are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) or Bankers' Acceptances issued under the Credit Agreement, such amounts shall be deposited in the applicable LC Cash Collateral Account (in the case of Letters of Credit), or the relevant cash collateral account established pursuant to Section 2.06(k) of the Credit Agreement (the "BA CASH COLLATERAL ACCOUNT") (in the case of Bankers' Acceptances), as cash security for the repayment of Finance Obligations owing to the Lenders as such. Upon termination of all outstanding Letters of Credit and Bankers' Acceptances, all of such cash security shall be applied to the remaining Finance Obligations of the Lenders. If there remains any excess cash security, such excess cash shall be withdrawn by the Canadian Collateral Agent or by the U.S. Collateral Agent, as the case may be, from the U.S. LC Cash Collateral Account or the Canadian LC Cash Collateral Account, respectively, or by the Canadian Collateral Agent from the BA Cash Collateral Account, and distributed in accordance with
Section 5.04(a) hereof.

        (c) RELIANCE BY CANADIAN COLLATERAL AGENT. For purposes of applying payments received in accordance with this Section 5.04, the Canadian Collateral Agent shall be entitled to rely upon (i) the relevant Administrative Agent under the Credit Agreement and (ii) the authorized representative (the "REPRESENTATIVE") for the Derivatives Creditors for a determination (which the relevant Administrative Agent, each Representative for any Derivatives Creditor and the Finance Parties agree (or shall agree) to provide upon request of the Canadian Collateral Agent) of the outstanding Senior Obligations and Derivatives Obligations owed to the Finance Parties, and shall have no liability to any Canadian Credit Party or any other Finance Party for actions taken in reliance on such information except in the case of its gross negligence or willful misconduct. Unless it has actual knowledge (including by way of written notice from a Derivatives Creditor) to the contrary, the Canadian Collateral Agent, in acting hereunder, shall be entitled to assume that no Derivatives Agreements are in existence. All distributions made by the Canadian Collateral Agent pursuant to this Section shall be presumptively correct (except in the event of manifest error), and the Canadian Collateral Agent shall have no duty to inquire as to the application by the Finance Parties of any amounts distributed to them.

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

        (d) DEFICIENCIES. It is understood that the Canadian Credit Parties shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the amount of the Finance Obligations.

        SECTION 5.05   ASSIGNED AGREEMENTS

        Each Canadian Credit Party hereby irrevocably authorizes and empowers the Canadian Collateral Agent, in the Canadian Collateral Agent's sole discretion, if an Event of Default has occurred and is continuing, to assert, either directly or on behalf of such Canadian Credit Party, any claims such Canadian Credit Party may have from time to time against any other party to any Assigned Agreement or to otherwise exercise any right or remedy of such Canadian Credit Party under any Assigned Agreement (including without limitation, the right to enforce directly against any party to an Assigned Agreement all of such Canadian Credit Party's rights thereunder, to make all demands and give all notices and make all requests required or permitted to be made by such Canadian Credit Party under any Assigned Agreements) as the Canadian Collateral Agent may deem proper. Each Canadian Credit Party hereby irrevocably makes, constitutes and appoints the Canadian Collateral Agent (and all officers, employees or agents designated by the Canadian Collateral Agent) as such Canadian Credit Party's true and lawful attorney-in-fact for the purpose of enabling the Canadian Collateral Agent to assert and collect such claims and to exercise such rights and remedies.

                                   ARTICLE VI
                                COLLATERAL AGENT

        SECTION 6.01   CONCERNING THE CANADIAN COLLATERAL AGENT

        The provisions of Article IX of the Credit Agreement shall inure to the benefit of the Canadian Collateral Agent in respect of this Agreement and shall be binding upon all Canadian Credit Parties and all Finance Parties and upon the parties hereto in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Canadian Collateral Agent therein set forth:

                (i) The Canadian Collateral Agent is authorized to take all such actions as are provided to be taken by it as Canadian Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral), the Canadian Collateral Agent shall act or refrain from acting in accordance with written instructions [from the Required Lenders] or, in the absence of such instructions or provisions, in accordance with its discretion.

                (ii) The Canadian Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder unless such action or omission constitutes gross negligence or willful misconduct. The Canadian Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Canadian Credit Party.

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

        SECTION 6.02   APPOINTMENT OF CO-AGENT

        At any time or times, in order to comply with any legal requirement in any jurisdiction, the Canadian Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Canadian Collateral Agent, or to act as separate agent or agents on behalf of the Finance Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Canadian Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 6.01).

                                   ARTICLE VII
                                  MISCELLANEOUS

        SECTION 7.01   NOTICES

        (a) Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to SUBSECTION (B) below) electronic mail address specified for notices: (i) in the case of any Subsidiary Guarantor, as set forth in Section 5.01 of the Guaranty; (ii) in the case of the Borrowers, the Administrative Agents or any Lender, as specified in or pursuant to Section
10.01 of the Credit Agreement; (iii) in the case of the Canadian Collateral Agent, as set forth in the signature pages hereto; (iv) in the case of any Derivatives Creditor as set forth in any applicable Derivatives Agreement; or
(v) in the case of any party, at such other address as shall be designated by such party in a notice to the Canadian Collateral Agent and each other party hereto. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of: (i) actual receipt by the intended recipient and (ii)(A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile transmission, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of SUBSECTION (b) below), when delivered. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given, shall not affect the validity of notice given in accordance with this Section.

        (b) Except as expressly provided herein or as may be agreed by the Administrative Agents in their sole discretion, electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Finance Documents for execution by the parties thereto, to distribute executed Finance Documents in Adobe PDF format and may not be used for any other purpose.

        SECTION 7.02   NO WAIVERS; NON-EXCLUSIVE REMEDIES

        No failure or delay on the part of the Canadian Collateral Agent or any Finance Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or any other Finance Document or any other document or agreement contemplated hereby or thereby and no course of dealing between the Canadian Collateral Agent or any Finance Party and any of the Canadian Credit Parties shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege hereunder or under any Finance Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or

                                       - -
thereunder. The rights and remedies provided herein and in the other Finance Documents are cumulative and are not exclusive of any other remedies provided by Law. Without limiting the foregoing, nothing in this Agreement shall impair the right of any Finance Party to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of any Canadian Credit Party other than its indebtedness under the Finance Documents. Each Canadian Credit Party agrees, to the fullest extent it may effectively do so under applicable Law, that any holder of a participation in a Finance Obligation, whether or not acquired pursuant to the terms of any applicable Finance Document, may exercise rights of set-off or counterclaim or other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Canadian Credit Party in the amount of such participation.

        SECTION 7.03 COMPENSATION AND EXPENSES OF THE CANADIAN COLLATERAL AGENT; INDEMNIFICATION.

        (a) EXPENSES. The Canadian Credit Parties, jointly and severally, agree (i) to pay or reimburse the Canadian Collateral Agent for all out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement and any amendment, waiver, consent or other modification of the provisions hereof (whether or not the transactions contemplated hereby are consummated), and the consummation of the transactions contemplated hereby, including all fees, disbursements and other charges of Fried, Frank, Harris, Shriver & Jacobson LLP, the U.S. counsel for the Canadian Collateral Agent and McCarthy Tetrault LLP, the Canadian counsel for the Canadian Collateral Agent, (ii) to pay or reimburse the Canadian Collateral Agent and the other Finance Parties for all taxes which the Canadian Collateral Agent or any Finance Party may be required to pay by reason of the security interests granted in the Collateral (including any applicable transfer taxes) or to free any of the Collateral from the lien thereof and (iii) to pay or reimburse each Agent, any Representative of one or more Derivatives Creditors and each other Finance Party for all reasonable costs and expenses incurred in connection with the enforcement, attempted enforcement or preservation of any rights and remedies under this Agreement (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Finance Obligations and during any legal proceeding, including any proceeding under any bankruptcy or insolvency proceeding), including all reasonable fees and disbursements of counsel (including the allocated charges of internal counsel). The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by any Agent and the costs of independent public accountants and other outside experts retained by or on behalf of the Agents and the Finance Parties. The agreements in this Section 7.03(a) shall survive the termination of the Commitments and Derivatives Agreements and repayment of all Finance Obligations.

        (b) PROTECTION OF COLLATERAL. If any Canadian Credit Party fails to comply with the provisions of any Finance Document, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Canadian Collateral Agent may, but shall not be required to, effect such compliance on behalf of such Canadian Credit Party, and the Canadian Credit Parties shall reimburse the Canadian Collateral Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, handling, maintaining and shipping the Collateral, any and all excise, property, sales and use taxes imposed by any provincial, federal or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral (as permitted by the Credit Agreement), or in respect of the sale or other disposition thereof shall be borne and paid by the Canadian Credit Parties. If any Canadian Credit Party fails to promptly pay any portion thereof when due, the Canadian Collateral Agent

                                       - -
may, at its option, but shall not be required to, pay the same and charge the Canadian Credit Parties' account therefor, and the Canadian Credit Parties agree to reimburse the Canadian Collateral Agent therefor on demand. All sums so paid or incurred by the Canadian Collateral Agent for any of the foregoing and any and all other sums for which any Canadian Credit Party may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Canadian Collateral Agent or any Finance Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at the Base Rate (expressed as a rate per annum in accordance with Section 2.15(c) of the Credit Agreement) applicable to Canadian Revolving Base Rate Loans plus 2% per annum, be additional Finance Obligations hereunder.

        (c) INDEMNIFICATION. Whether or not the transactions contemplated hereby or by the other Finance Documents are consummated, each Canadian Credit Party, jointly and severally, agrees to indemnify, save and hold harmless each Indemnitee from and against: (i) any and all claims, demands, actions or causes of action that may at any time (including at any time following repayment of the Finance Obligations and the resignation or removal of any Agent or Representative or the replacement of any Lender) be asserted or imposed against any Indemnitee, arising out of or in any way relating to or arising out of the manufacture, ownership, ordering, purchasing, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the Laws of any country, state or other Governmental Authority, or any tort (including, without limitation, any claims, arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage) or contract claim;; (ii) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in CLAUSE (I) above; and (iii) any and all liabilities (including liabilities under indemnities), losses, costs or expenses (including fees and disbursements of counsel) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action or cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action or cause of action or proceeding, in all cases, and whether or not an Indemnitee is a party to such claim, demand, action or cause of action, or proceeding; PROVIDED that no Indemnitee shall be entitled to indemnification for any claim to the extent such claim is determined by a court of competent jurisdiction in a final non-appealable judgment to have been caused by its own gross negligence or willful misconduct; and PROVIDED FURTHER that the Canadian Credit Parties shall not be required to reimburse the legal fees and expenses of more than one outside counsel (in addition to up to one local counsel in each applicable local jurisdiction) for all Indemnitees unless, in the written opinion of outside counsel reasonably satisfactory to the Canadian Credit Parties and the Canadian Collateral Agent, representation of all such Indemnitees would be inappropriate due to the existence of an actual or potential conflict of interest. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 7.03(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Canadian Credit Party, its directors, shareholders or creditors or an Indemnitee or any other Person or any Indemnitee is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Without prejudice to the survival of any other agreement of the Canadian Credit Parties hereunder and under the other Finance Documents, the agreements and obligations of the Canadian Credit Parties contained in this
Section 7.03(b) shall survive the repayment of the Loans, LC Obligations, BA Reimbursement Obligations and other obligations under the Finance Documents and the termination of the Commitments. Any amounts paid by any Indemnitee as to which such Indemnitee has a right to reimbursement hereunder shall constitute Finance Obligations.

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

        (d) CONTRIBUTION. If and to the extent that the obligations of any Canadian Credit Party under this Section 7.03 are unenforceable for any reason, each Canadian Credit Party hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable Law.

        SECTION 7.04   ENFORCEMENT

        The Finance Parties agree that this Agreement may be enforced only by the action of the Canadian Collateral Agent, acting upon the instructions of the Required Lenders (or, after the date on which all Senior Obligations have been paid in full and all Commitments with respect thereto terminated, the holders of at least 51% of the outstanding Derivatives Obligations) and that no other Finance Party shall have any right individually to seek to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Canadian Collateral Agent or the holders of at least 51% of the outstanding Derivatives Obligations, as the case may be, for the benefit of the Finance Parties upon the terms of this Agreement and the other Finance Documents.

        SECTION 7.05   AMENDMENTS AND WAIVERS

        Any provision of this Agreement may be amended, changed, discharged, terminated or waived if, but only if, such amendment or waiver is in writing and is signed by each Canadian Credit Party directly affected by such amendment, change, discharge, termination or waiver (it being understood that the addition or release of any Canadian Credit Party hereunder shall not constitute an amendment, change, discharge, termination or waiver affecting any Canadian Credit Party other than the Canadian Credit Party so added or released) and either (i) the Canadian Collateral Agent (with the consent of the Required Lenders or, to the extent required by Section 10.06 of the Credit Agreement, all or other required percentage of the Lenders), at all times prior to the time on which all Finance Obligations have been paid in full and all Commitments with respect thereto have been terminated or (ii) the holders of at least 51% of all Derivatives Obligations then outstanding, at all times after the time at which the Finance Obligations have been paid in full and all Commitments with respect thereto have been terminated; PROVIDED, HOWEVER, that no such amendment, change, discharge, termination or waiver shall be made to Section 5.04 hereof or this
Section 7.05 without the consent of each Finance Party adversely affected thereby; and PROVIDED further that any amendment, change, discharge, termination or waiver adversely affecting the rights and benefits of a single Class of Finance Parties (and not all Finance Parties in a like or similar manner) shall require the written consent of the Required Finance Parties of such Class of Finance Parties. For the purposes of this Section 7.05, the term "CLASS" means each class of Finance Parties, i.e., whether (x) the Lenders, as holders of the Senior Obligations or (y) the Derivatives Creditors, as holders of the Derivatives Obligations. For the purposes of this Section 7.05, the term "REQUIRED FINANCE PARTIES" of any Class means each of (x) with respect to the Senior Obligations, the Required Lenders (as defined in the Senior Credit Agreement), (y) with respect to the Derivatives Obligations, the holders of 51% of all Derivatives Obligations outstanding from time to time.

        SECTION 7.06   SUCCESSORS AND ASSIGNS

        This Agreement shall be binding upon each of the parties hereto and inure to the benefit of the Canadian Collateral Agent and the Finance Parties and their respective successors and assigns. In the event of an assignment of all or any of the Finance Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. No Canadian

                                       - -

Credit Party shall assign or delegate any of its rights and duties hereunder without the prior written consent of the Required Lenders or all of the Lenders as provided in Section 10.03 of the Credit Agreement.

        SECTION 7.07   GOVERNING LAW

        This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

        SECTION 7.08   LIMITATION OF LAW; SEVERABILITY.

                (i) All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of Law which may be controlling and be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable Law.

                (ii) If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by Law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Canadian Collateral Agent and the Finance Parties in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

        SECTION 7.09   COUNTERPARTS; EFFECTIVENESS

        This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective with respect to each Canadian Credit Party when the Canadian Collateral Agent shall receive counterparts hereof executed by itself and such Canadian Credit Party.

        SECTION 7.10   ADDITIONAL CANADIAN CREDIT PARTIES

        It is understood and agreed that any Affiliate of any Borrower that is required by any Finance Document to execute a counterpart of this Agreement after the date hereof shall automatically become a Canadian Credit Party hereunder with the same force and effect as if originally named as a Canadian Credit Party hereunder by executing an instrument of accession or joinder satisfactory in form and substance to the Canadian Collateral Agent and delivering the same to the Canadian Collateral Agent. Concurrently with the execution and delivery of such instrument, such Affiliate shall take all such actions and deliver to the Canadian Collateral Agent all such documents and agreements as such Affiliate would have been required to deliver to the Canadian Collateral Agent on or prior to the date of this Agreement had such Affiliate been a party hereto on the date of this Agreement. Such additional materials shall include, among other things, supplements to SCHEDULES 3.05 and 4.01 hereto (which Schedules shall thereupon automatically be amended and supplemented to include all information contained in such supplements) such that, after giving effect to the joinder of such Affiliate, each of SCHEDULES 3.05 and 4.01 hereto is true, complete and correct with respect to such Affiliate as of the effective date of such

                                       - -
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joinder. The execution and delivery of any such instrument of accession or joinder, and the amendment and supplementation of the Schedules hereto as provided in the immediately preceding sentence, shall not require the consent of any other Canadian Credit Party hereunder. The rights and obligations of each Canadian Credit Party hereunder shall remain in full force and effect notwithstanding the addition of any new Canadian Credit Party as a party to this Agreement.

        SECTION 7.11   TERMINATION

        Upon the full, final and irrevocable payment and performance of all Finance Obligations, the cancellation or expiration of all outstanding LC Obligations, BA Reimbursement Obligations and Derivatives Agreements and the termination of all Commitments under the Finance Documents, the Security Interests shall terminate and all rights to the Collateral shall revert to the Canadian Credit Parties. In addition, at any time and from time to time prior to such termination of the Security Interests, the Canadian Collateral Agent may release any of the Collateral with the prior written consent of the Required Lenders; PROVIDED that the release of all or substantially all of the Collateral shall require the consent of all of the Lenders. Upon any such termination of the Security Interests or release of Collateral, the Canadian Collateral Agent will, upon request by and at the expense of any Canadian Credit Party, execute and deliver to such Canadian Credit Party such documents as such Canadian Credit Party shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be. Any such documents shall be without recourse to or warranty by the Canadian Collateral Agent or the Finance Parties. The Canadian Collateral Agent shall have no liability whatsoever to any Finance Party as a result of any release of Collateral by it as permitted by this Section 7.11. Upon any release of Collateral pursuant to this Section 7.11, none of the Finance Parties shall have any continuing right or interest in such Collateral or the Proceeds thereof.

        SECTION 7.12   ENTIRE AGREEMENT

        This Agreement and the other Finance Documents and, in the case of the Derivatives Creditors, the Derivatives Agreements, constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, and any contemporaneous oral agreements and understandings relating to the subject matter hereof and thereof.

        SECTION 7.13   CONFLICT

        To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of the Credit Agreement, on the other hand, the Credit Agreement shall control.

                            [Signature Pages Follow]

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.


CANADIAN CREDIT PARTIES:                    THE JEAN COUTU GROUP (PJC) INC.

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            SERVICES SECURIVOL INC.

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            RX INFORMATION CENTRE LTD.

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            PATERSON'S PHARMACIES LIMITED

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            3090671 NOVA SCOTIA COMPANY

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            3090672 NOVA SCOTIA COMPANY

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

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COLLATERAL AGENT:                           NATIONAL BANK OF CANADA
                                               as Canadian Collateral Agent

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                            1155 Metcalfe Street, 5th Floor
                                            Montreal, Quebec H3B 4S9
                                            Attention: Syndication Canada
                                            Telecopier: (514) 390-7860

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